Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Income Taxes
12. Income Taxes
Income taxes for the three months ended June 30, 2025, and 2024 were recorded at the
Company’s
estimated annual effective income tax rate, subject to adjustments for discrete events, if they occur. The Company’s estimated annual effective tax rate for the six months ended June 30, 2025, and 2024 was 0% and 0%, respectively. The primary reconciling items between the federal statutory rate of 21.0% and the Company’s overall effective tax rate for these periods is due to net operating losses and the valuation allowance recorded against the full amount of the Company’s net deferred tax assets.
A valuation allowance is required when it is more likely than not that some portion or all of the Company’s deferred tax assets will not be realized. The realization of deferred tax assets depends on the generation of sufficient future taxable income during the period in which the Company’s related temporary differences become deductible.

Management believes that based on the earnings history of the Company, it is more likely than not that the benefits of these assets will not be realized, and therefore, a full valuation allowance has been recorded against the Company’s net deferred tax assets as of June 30, 2025, and December 31, 2024.
On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the U.S. The OBBBA includes significant provisions, such as the permanent extension of certain expiring provisions of the Tax Cuts and Jobs Act, modifications to the international tax framework and the restoration of favorable tax treatment for certain business provisions, most notably Section 174 capitalization of domestic research and development costs. The legislation has multiple effective dates, with certain provisions effective in 2025 and others implemented through 2027. We are currently assessing its impact on our consolidated financial statements.

14.
Income
Taxes
The Company is subject to taxation in the United States,
China
, Hong Kong, Australia, and Singapore. Loss before income taxes was as follows (in thousands):

	Year Ended December 31,
	2024	2023
U.S. operations (domestic)	$7,941	$11,280
Non-U.S. operations (foreign)	28,614	9,588

Loss before provision for income taxes	$36,555	$20,868

The significant components of the provision for income taxes are as follows:

	Year Ended December 31,
	2024	2023
Current expense:
Federal	$—	$221
State	13	19
Foreign	—	40
Total current expense:	13	280
Deferred expense:
Federal	—	—
State	—	—
Foreign	—	—
Total deferred expense:	—	—
Total income tax provision:	$13	$280

A reconciliation of the provision for income taxes to the amount computed by applying the statutory federal income tax rate to the net loss is summarized as follows (in thousands):

	Year Ended December 31,
	2024	2023
Domestic statutory rate	21%	21%
Foreign rate differential	(9)%	4%
China R&D deduction	0%	12%
Nondeductible expenses	(1)%	0%
Non-deductible intellectual property rights	0%	6%
Tax credits	1%	2%
Change in valuation allowance	(12)%	(46)%

Total	0%	(1)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and operating losses and tax credit carryforwards. The Company has established a valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. The Company periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that the deferred tax asset will be realized, the valuation allowance will be reduced. The significant components of the Company’s deferred tax assets and liabilities for the years ended December 31, 2024 and 2023 are shown below (in thousands):

	Year Ended December 31,
	2024	2023
Deferred tax assets
Net operating losses	$26,334	$23,957
Intellectual property sale	3,405	3,405
Capitalized R&D	4,185	2,915
Other	994	438

Total deferred tax assets	34,918	30,715
Less: valuation allowance	(34,779)	(30,590)
Total net deferred tax assets	139	125
Deferred tax liabilities
Operating lease right-of-use assets	(139)	(58)

Other	—	(67)
Total deferred tax liabilities	(139)	(125)

Total net deferred taxes	$—	$—

The valuation allowance increased by $4.0 million and by $10.0 million for the years ended December 31, 2024 and 2023, respectively, primarily due to the net operating losses carryforwards and research and development credits.

The following table summarizes the Company’s net operating losses and tax credit carryforwards by jurisdiction (in thousands):

	Amount at December 31, 2024	Amount at December 31, 2023	Year expiration begins
Net operating losses:
U.S. federal	$1,688	$—	Indefinite
U.S. state	9,084	1,772	2041
Australia	959	—	Indefinite
Hong Kong	920	902	Indefinite
Other China	99,555	95,291	2025
Tax credits:
U.S. federal	$671	$255	2043
U.S. state	316	247	Indefinite
The net operating loss carryforwards and the research tax credit carryforwards are subject to an annual limitation under Section 382 and 383 of the Internal Revenue Code of 1986, and similar state provisions due to ownership change limitations that have occurred which will limit the amount of net operating loss and tax credit carryforwards that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383, results from transactions increasing ownership of certain shareholders or public groups in the shares of the corporation by more than 50 percentage points over a three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards. If a change in ownership were to have occurred, net operating loss and tax credit carryforwards could be eliminated or restricted. If restricted, the reduction to tax attribute utilization could generate additional tax liability. If eliminated, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the full valuation allowance, limitations created by ownership changes, if any, related to the Company’s operations in the United States will not impact the Company’s effective tax rate.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits, and uncertain income tax positions must meet a more likely than not recognition threshold to be recognized. The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the consolidated statement of operations and comprehensive loss. As of December 31, 2024, and December 31, 2023, the Company accrued no material interest and penalties.
The following table summarizes the changes to the Company’s gross unrecognized tax benefits (in thousands):

Unrecognized tax benefit	Amount
Balance at December 31, 2022	$123
Additions based on tax positions related to the current year	115
Additions based on tax positions of prior years	—
Reductions for tax positions of prior years	—
Settlements	—

Balance at December 31, 2023	238
Additions based on tax positions related to the current year	75
Additions based on tax positions of prior years	—
Reductions for tax positions of prior years	—
Settlements	—

Balance at December 31, 2024	$313

The Company estimates that there will be no material change in its uncertain tax position in the next 12 months. The Company files income tax returns in the United States, Hong Kong, China, Singapore, and Australia. Due to the Company’s losses incurred, the Company is subject to income tax examination by tax authorities since inception. As of December 31, 2024, the Company is not currently under examination by any federal, state, or foreign taxing authorities. The Company has not recorded deferred income taxes with respect to basis differences between financial statement and income tax investment amounts in its subsidiaries because the Company considers them to be indefinitely reinvested as of December 31, 2023 and 2024. It is currently not practicable to determine the hypothetical amount of tax that might be payable if the underlying basis differences were realized.

IKENA ONCOLOGY INC
Income Taxes
12. INCOME TAXES
The components of income tax expense (benefit) were as follows (in thousands):

	Year Ended December 31,
	2024	2023
Current
Federal	$34	$(237)
State	118	68

Total current provision (benefit)	$152	$(169)

The effective income tax rate differed from the amount computed by applying the federal statutory rate to the Company’s loss before income taxes as follows:

	Year Ended December 31,
	2024	2023
Tax effected at statutory rate	21.0%	21.0%
State taxes	(0.3)	6.4
Stock compensation	(1.3)	(1.2)
Non-deductible expenses	(0.9)	(0.6)
Federal research and development credits	2.9	4.2
Other	(0.1)	0.4
Change in valuation allowance	(21.6)	(30.0)

Total	(0.3)%	0.2%

The Company’s total deferred tax assets are as follows (in thousands):

	December 31,
	2024	2023
Deferred tax asset:
Federal net operating loss carryforward	$40,218	$29,529
State net operating loss carryforward	13,145	8,581
R&D credit carryforwards	16,339	14,589
Capitalized start-up costs	176	196
Accruals and reserves	492	802
Stock-based compensation	2,444	2,381
Lease liability	2,078	2,934
Capitalized R&E	38,007	44,366

Total deferred tax asset	112,899	103,378
Deferred tax liability:
Fixed assets	$(140)	$(603)
Right-of-use asset	(1,004)	(1,554)

Total deferred tax liability	(1,144)	(2,157)

Net deferred tax asset and liability before valuation allowance	111,755	101,221
Valuation allowance	(111,755)	(101,221)

Net deferred tax asset	$—	$—

The Company’s 2024 income tax provisions related primarily to state income taxes. The Company’s 2023 income tax benefit related the current year acquisition of Pionyr, offset partially by state income taxes. ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more-likely-than-not
that some portion or all the deferred tax assets will not be realized. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on this, the Company has provided a valuation allowance for the full amount of the net deferred tax assets as the realization of the deferred tax assets is not determined to be more likely than not. During 2024, the valuation allowance increased by $10.5 million primarily due to the Company’s book loss for the period. During 2023, the valuation allowance increased by $41.2 million primarily due to the Company’s book loss for the period and the Pionyr acquisition.
As of December 31, 2024, the Company had approximately $191.5 million and $205.5 million of federal and state operating loss carryforwards, respectively. The federal net operating losses are not subject to expiration, other than $0.7 million that are subject to expire in 2037, and the state net operating losses begin to expire in 2039. As of December 31, 2024, the Company also has federal and state research and development tax credit carryforwards of approximately $13.1 million and $3.2 million respectively, to offset future income taxes, which will begin to expire in 2025. Carryforwards are available to reduce future taxable income, if any, subject to certain annual limitations. The use of carryforwards to reduce table income may also be subject to limitation based upon changes in the ownership of the company’s ultimate parent. Carryforwards are subject to review and possible adjustment by the appropriate taxing authorities.
Uncertain Tax Positions
ASC 740 prescribes the accounting for uncertainty in income taxes recognized in the consolidated financial statements. The Company regularly assesses the outcome of potential examinations in each of the taxing jurisdictions when determining the adequacy of the amount of unrecognized tax benefit recorded. The Company recognizes tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit which is more likely than not to be realized upon ultimate settlement. The Company recognizes interest and penalties related to unrecognized tax positions in its provision for (benefit from) income taxes line of its consolidated statements of operations and comprehensive loss.
The aggregate changes in the balance of gross unrecognized tax benefits were as follows (dollars in thousands):

	Year Ended December 31,
	2024	2023
Balance at the beginning of the year	$949	$—
Beginning balance adjustment	—	927
Increases related to tax positions taken from prior years	59	22

Ending balance	$1,008	$949

As of December 31, 2024, $1.0 million of the unrecognized tax benefits, if recognized, would impact the Company’s effective tax rate. A portion of the unrecognized tax benefit may be reduced in 2025 due to the schedule lapse in the statute of limitations. The Company recognized an immaterial amount of interest related to uncertain tax positions in income taxes during 2024.
As of December 31, 2023, the balance was adjusted by $0.9 million related to the acquisition of Pionyr.
The Company files U.S. federal and state income tax returns and is generally subject to income tax examinations by these authorities for all tax years after
December 31, 2021
. Currently, no federal or state income tax returns are under examination by the respective income tax authorities.